Exhibit 99.1

Investview to Expand into the Securities Brokerage Business - Completes the Acquisition of Broker-Dealer, “Opencash Securities, LLC”.

HAVERFORD, PA, March 18, 2024 – Investview, Inc. (the “Company” or “Investview”), (OTCQB: INVU), a diversified financial technology company that through its subsidiaries and global distribution network provides financial technology, education tools, content, research, and a digital asset technology company, which develops, operates, and supports blockchain technologies, with a focus on the Bitcoin blockchain ecosystem and the generation of digital assets, announced today that it has completed the acquisition of Opencash Securities LLC (“Opencash”), an early-stage registered broker-dealer that plans to offer investors an online platform to enable self-directed retail brokerage and other related services.

This acquisition is the first step in the planned expansion of Investview’s business into the retail brokerage and financial markets industry, as it positions itself to take advantage of the retail equity and equity options trading market by way of the Opencash online brokerage trading platform. In addition, the acquisition establishes a path for Investview to integrate the OpenCash investment platform application with the proprietary algorithmic trading platform it acquired in September 2021.

Victor Oviedo, Chief Executive Officer of Investview commented, “We are pleased to announce the acquisition of Opencash. Even though Opencash is currently in an early-stage mode, the acquisition is significant to us from a strategic perspective. It represents a first step in the delivery of our planned growth strategy by enabling us to progress more rapidly to diversify our product offerings and expand our fintech footprint.”

Mr. Oviedo continued, “The brokerage and wealth management services business we plan to offer is a natural fit for Investview’s customer base. We believe our current and future customers will gravitate toward a digital self-directed (DIY) broker and wealth management services platform. The combined business should be well-positioned to take advantage of the structural growth of self-directed investing in the US. Although we still have much to do to develop this early-stage business, we believe this transaction will offer us the opportunity to drive meaningful shareholder value over time.”

James Bell, President and COO of Investview added, “As we start to ramp-up the business of Opencash, which we expect to occur by the end of 2024, our objective is to add a fully integrated self-directed online retail brokerage service to the Company’s product portfolio. Investview has a loyal and digitally savvy base of customers. We anticipate that this acquisition will be a meaningful first step to strengthening those relationships and, at the same time, grow our customer base.”

Mr. Bell continued, “We remain bullish on the opportunities that may lie ahead of us as we contemplate the large and growing community of self-directed retail investors in the United States, as well as the popularity of mobile trading, with an increasing number of investors preferring to execute trades and manage their portfolios using smartphones and tablets.”

Andre Norman, Founder and President of Opencash commented, “The completion of this deal is a milestone moment for Opencash. At Opencash, we have worked to build an investment platform that we believe will challenge self-directed retail investors to think and invest longer-term. Opencash aims to offer something that is completely new and innovative. This transaction seeks to enhance client choices and opportunities, as we focus on providing innovative educational content and a broad suite of products and tools to empower financial decision making and provide an enjoyable and user-friendly trading experience.”

About Investview, Inc.

Investview, Inc., a Nevada corporation, operates a financial technology (FinTech) services company, offering several different lines of business, including a Financial Education and Technology business that delivers a series of products and services involving financial education, digital assets and related technology, through a network of independent distributors; and a Blockchain Technology and Crypto Mining Products and Services business, including leading-edge research, development and FinTech services involving the management of digital asset technologies with a focus on Bitcoin mining and the new generation of digital assets. In addition, we are planning to create a Brokerage and Financial Markets business within the investment management and brokerage industries by, among others, commercializing on a proprietary trading platform we acquired in September 2021. For more information on Investview, please visit: www.investview.com.

About Opencash Securities LLC

Brokerage services are provided by Opencash Securities LLC, a member of FINRA and SIPC. Options involve risk and are not suitable for all investors. Please review Characteristics and Risks of Standardized Options prior to engaging in options trading. Opencash Securities LLC does not provide investment advice. Please consult with investment, tax, or legal professionals before making any investment decisions. All investments involve risks, including the possible loss of capital. Check the background of this investment professional on BrokerCheck. Opencash Securities LLC is a wholly-owned subsidiary of Investview, Inc.

Forward-Looking Statement

All statements in this release that are not based on historical fact are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies, and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “should,” “could,” “seek,” “intend,” “plan,” “goal,” “estimate,” “anticipate” or other comparable terms. These forward-looking statements are based on Investview’s current beliefs and assumptions and information currently available to Investview and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Our forward-looking statements expect that we will ultimately be able to develop retail brokerage operations at Opencash, although it is currently in the pre-revenue and early stage of its operations. We plan to do this by, among others, investing the funds we believe are necessary to develop the infrastructure necessary to achieve retail operations. This includes, among others, the on-boarding of customer support personnel and software developers, the development and implementation of a marketing strategy, the securing of necessary securities clearing arrangements, and the continued development of the online Opencash trading platform and completing its integration with the proprietary algorithmic trading platform we acquired in September 2021. Despite our best efforts, there can be no assurance that we will be able to achieve these objectively on a timely basis, if at all, as the development of an early-stage securities brokerage business involves inherent regulatory and operational risks and uncertainties. More information on potential factors that could affect Investview’s financial results is included from time to time in Investview’s public reports filed with the U.S. Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. The forward-looking statements made in this release speak only as of the date of this release, and Investview, Inc. assumes no obligation to update any such forward-looking statements to reflect actual results or changes in expectations, except as otherwise required by law.

Investor Relations

Contact: Ralph R. Valvano
Phone Number: 732.889.4300
Email: pr@investview.com